Supplementary Financial Statements Information - Marketable Securities (Schedule of amortized cost and estimated fair value of marketable securities) (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Investments, Debt and Equity Securities [Abstract]
Amortized Cost, Due within one year	$ 39,898	$ 30,738
Amortized Cost, Due after one through five years	86,785	87,008
Amortized Cost, Due after five through ten years	0	0
Amortized Cost, Total marketable securities	126,683	117,746
Fair Value, Due within one year	39,965	30,813
Fair Value, Due after one through five years	87,867	87,115
Fair Value, Due after five through ten years	0	0
Fair Value, Total marketable securities	$ 127,832	$ 117,928